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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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
Date of Report (Date of earliest event reported) April 16, 1997         Commission File Number 000-26572
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                                NHP INCORPORATED
                           (Exact name of registrant)


     Delaware                                        52-1445137
(State of organization)              (I.R.S. Employer Identification Number)


           8065 Leesburg Pike, Suite 400, Vienna, Virginia 22182-2738
              (Address of principal executive offices and zip code)

                                 (703) 394-2400
                         (Registrant's telephone Number)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                  On April 16, 1997, Apartment Investment and Management Company, a Maryland corporation ("AIMCO") entered into a Stock Purchase Agreement with Demeter Holdings Corporation, a Massachusetts corporation ("Demeter") and Capricorn Investors, L.P., a Delaware limited partnership ("Capricorn"). Pursuant to and subject to the conditions set forth in the Stock Purchase Agreement, AIMCO will acquire 5,619,695 shares of common stock, par value $.01 per share ("NHP Stock") of NHP Incorporated (the "Registrant") from Demeter and 1,310,427 shares of NHP Stock from Capricorn. Additional information regarding the Stock Purchase Agreement is set forth in the Registrant's press release included as Exhibit 99, which is incorporated herein by reference.

                  As of March 7, 1997, there were 12,652,439 shares of NHP Stock issued and outstanding (excluding options). Upon purchase of shares pursuant to the Stock Purchase Agreement, AIMCO will be the beneficial owner of 6,930,122 shares of NHP Stock or approximately 54.8% of the NHP Stock issued and outstanding. Upon the sale of a majority of the shares subject to the Stock Purchase Agreement, Demeter and Capricorn will cause all of their representatives who serve on the Registrant's board of directors or any of its subsidiaries to resign from such boards. Pursuant to the Merger Agreement described in Item 2 below, the Registrant is required to cause an individual designated by AIMCO to fill such vacancies. After such resignations and the appointment of AIMCO designees, representatives of AIMCO will constitute three of the seven directors of the Registrant. The Merger Agreement prohibits AIMCO from enlarging the size of the Registrant's board of directors or removing any director who is a member of the Registrant's committee of independent directors pending completion of the merger or termination of the Merger Agreement.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On April 21, 1997, the Registrant entered into an Agreement and Plan of Merger by and among AIMCO, AIMCO/NHP Acquisition Corp. (the "Merger Sub") and the Registrant (the "Merger Agreement"), which is attached hereto as
Exhibit 2.1. Information regarding the Merger Agreement is set forth in Exhibit 99, which is incorporated herein by reference. In addition, the Registrant believes that the distribution of both cash and shares of AIMCO common stock as consideration as provided in the Merger Agreement will be treated as taxable proceeds of the disposition of common stock of the Registrant for shareholders of the Registrant.

                  The description of the Merger Agreement is not necessarily complete. Reference is made to the copy of the Merger Agreement which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.


ITEM 5.  OTHER EVENTS

                  On April 21, 1997, the Registrant, NHP Financial Services, Ltd. ("NHP Financial")(a wholly-owned subsidiary of the Registrant) and The First National Bank of Boston entered into a Rights Agreement, pursuant to which the Registrant will issue to its stockholders of record on May 2, 1997 and to persons who are issued shares thereafter, the right to receive a distribution of all of the common stock of NHP Financial (the "Rights") subject to certain conditions. The Registrant expects to distribute the Rights on May 9, 1997, but the Rights will not be transferable separately from shares of the Registrant. Additional information regarding the Rights
Agreement is set forth in Exhibit 99, which is incorporated herein by reference.

                  The Registrant expects to recognize capital gain for federal income tax purposes as a result of the distribution of the Rights combined with the later disposition of shares of NHP Financial at maturity of the Rights. The amount of gain recognized by the Registrant will be the excess of the fair market value of NHP Financial, on the date of the distribution of the Rights, over the Registrant's tax basis in NHP Financial. The Registrant expects to have regular federal income tax net operating losses available in a sufficient amount to offset the gain under the regular federal income tax, but does not expect to have sufficient alternative minimum tax net operating losses available to offset the gain under the alternative minimum tax.

                  The distribution of the Rights is expected to be treated for federal income tax purposes as a dividend to the Registrant's stockholders of record on May 2, 1997 to the extent of the current and accumulated earnings and profits of the Registrant. The amount of the distribution is the fair market value of NHP Financial on the date of the distribution of the Rights. However, the Registrant may defer any determination of the fair market value of the Rights until after shares of NHP Financial are distributed pursuant to the Rights. In any event, the portion of the distribution that will be treated as a dividend cannot be finally determined until the end of the Registrant's taxable year that includes the distribution of the Rights. The portion of the distribution in excess of the amount treated as a dividend will be treated as a tax free return of basis to the extent of a Registrant stockholder's basis in the Registrant's common stock, and as a capital gain to the extent such portion exceeds the Registrant stockholder's basis in the Registrant's common stock.

                  A stockholder of the Registrant will have basis in the Rights equal to the amount of the distribution. For the Registrant's stockholders, the maturity of the Rights should not be a taxable event. A stockholder of the Registrant will have basis in the shares of NHP Financial equal to such stockholder's basis in the Rights prior to the maturity of the Rights.





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                  The description of the Rights Agreement is not necessarily complete. Reference is made to the copy of the Rights Agreement, which is attached hereto as Exhibit 2.2 and which is incorporated herein by reference.


ITEM 7.  EXHIBITS

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
                EXHIBIT NO.
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
                  2.1      Agreement and Plan of Merger, dated as of April 21, 1997,
                           by and among Apartment Investment and Management Company, AIMCO/NHP
                           Acquisition Corp. and NHP Incorporated.

                  2.2      Rights Agreement, dated as of April 21, 1997 by and between
                           NHP Incorporated, NHP Financial Services, Ltd. and The First
                           National Bank of Boston.

                  99       Press Release by NHP Incorporated,
                           dated April 21, 1997.
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NHP INCORPORATED



                                 BY: /s/ Joel F. Bonder
                                    ------------------------------------
                                    Joel F. Bonder
                                    Senior Vice President, Secretary
                                      and General Counsel


Dated:  April 22, 1997


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